Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

The Board of Directors

CarMax, Inc. and

The Board of Directors

CarMax Auto Funding LLC and

The Manager and Members

CarMax Business Services, LLC (together, the “Company”)

Barclays Capital Inc. (“Barclays”)

Credit Suisse Securities (USA) LLC

RBC Capital Markets, LLC

Mizuho Securities USA Inc.

MUFG Securities Americas Inc.

Scotia Capital (USA) Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:	CarMax Auto Owner Trust 2017-1, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Receivables”) which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to and found it to be agreement. Such compared information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were attributable to rounding or were de minimis (i.e., 0.01% or less than $100).

•	The term “Initial Data File” means the receivable pool data file in Microsoft Excel provided by the Company, containing certain information related to 86,830 Receivables as of the close of business on November 30, 2016.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “XML Data File” means the receivable pool data file in Extensible Markup Language (“XML”) provided by the Company, containing certain information related to 82,256 Receivables as of the close of business on December 31, 2016.

•	The term “Selected Receivables” means a sample of 125 Receivables randomly selected from the Initial Data File as instructed by the Company. For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Receivables that we were instructed to randomly select from the Initial Data File. A list of the Selected Receivables was provided to the Company.

•	The term “XML Selected Receivables” means 117 of the Selected Receivables that were contained in the XML Data File. The Company informed us that eight (8) of the Selected Receivables were not selected for the final pool of Receivables contained in the XML Data File. Consequently, only 117 of the Selected Receivables were contained in the XML Data File.

•	The term “Obligor Name File” means an electronic data file provided by the Company, containing the obligor’s first and last name for each of the Selected Receivables.

•	The term “Receivable File” refers to any file containing documents and/or electronic records (e.g., scanned images) related to a Receivable provided by the Company and listed in the table below.

The Company is responsible for the Initial Data File, the Obligor Name File, and the XML Data File.

I.	The Selected Receivables

For each of the Selected Receivables, we compared the Sample Characteristics listed below to the corresponding information appearing in the applicable Receivable File.

The Specified Parties indicated that the absence of any of the Receivable File information or the inability to agree the indicated information from the Initial Data File or the Obligor Name File to the Receivable File for each of the Sample Characteristics identified constituted an exception. Where more than one document was indicated for a characteristic, we used the highest priority document found in the related Receivable File (i.e., in the order listed in the table below).

Sample Characteristic	Receivable File
Obligor’s Name	Retail Installment Contract

Obligor’s State	Retail Installment Contract. In the event the obligor moved after the inception of the Selected Receivable, a servicing system screen print documenting the address change

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company granted an extension to the obligor and the original term to maturity increased as a result, a servicing system screen print documenting such extension was granted

Origination Date	Retail Installment Contract

Contract Annual Percentage Rate	Retail Installment Contract

Sample Characteristic	Receivable File
Vehicle Make	Retail Installment Contract, Certificate of Title, Receipt of Title, Application for Title, Odometer Disclosure, or Buyer’s Order

Vehicle Model	Same documents used for Vehicle Make

Vehicle Model Year	Same documents used for Vehicle Make

Vehicle Identification Number	Same documents used for Vehicle Make

New or Used	Same documents used for Vehicle Make and instructions provided by the Company described below

Lienholder	Certificate of Title (or acceptable alternative document as instructed by the Company listed below). The Company informed us that CarMax Auto Finance, CarMax Business Serv, CarMax Business Services, CarMax Business Services, LLC, CarMax Business Svcs, LLC, CarMax Funding Services, CaMax Funding Services, LLC, CarMax Funding Svcs, LLC, and CarMax Business Serv, LLC were acceptable lienholder names

Sales Price of Vehicle	Retail Installment Contract

For each of the Selected Receivables, the Receivable File provided by the Company included the following: (i) a signed automobile or light–duty truck Retail Installment Contract, (ii) the Certificate of Title, and (iii) agreement signed by the obligor(s) acknowledging his/her/their requirement to provide insurance. In the event the Certificate of Title was not present in the Receivable File, the Company instructed us to use the following alternative documents: Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, or Tax/Fee Receipt. For Selected Receivables in the states of California, Florida, Kentucky, Colorado, Massachusetts Georgia, South Carolina, Pennsylvania, Texas, Arizona, Louisiana, North Carolina, Wisconsin and Virginia, the Company instructed us to utilize an electronic title system through the Company’s account with its vendor, a web based title search company. We make no representation regarding the execution of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

For purposes of comparing New or Used, in the event New or Used was not specifically identified on the source documents used for Vehicle Make, the Company instructed us to consider a vehicle with mileage of 3,500 miles or greater to be “Used.”

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable Files. There were no conclusions that resulted from these procedures.

II.	The XML Selected Receivables

For each of the XML Selected Receivables, we compared the Sample Characteristics contained in the XML Data File to the Initial Data File and/or the related Receivable File. The corresponding information in the Initial Data File used for comparison or recomputation procedures were those we found to be in agreement with the Receivable File information based on the procedures performed for the Selected Receivables described in Section I above.

Sample Characteristic	Initial Data File Field or Receivable File
Original Loan Amount	Original Principal Amount

Origination Date	Origination Date

Original First Payment Date	Retail Installment Contract

Sample Characteristic	Initial Data File Field or Receivable File
Original Loan Term (Recomputed Original Loan Term)	Origination Date, Original Term to Maturity and instructions provided by the Company described below

Original Interest Rate Percentage	Contract Annual Percentage Rate

Vehicle Manufacturer Name	Vehicle Make

Vehicle Model Name	Vehicle Model

Vehicle Model Year	Vehicle Year

Vehicle New Used Code	New or Used

Vehicle Value	Sales Price of Vehicle

Co-Obligor Indicator	Retail Installment Contract

Payment-to-Income Percentage (Recomputed Payment-to-Income Percentage)	Monthly Payment Amount, Credit Application and instructions provided by the Company described below

For purposes of comparing Original Loan Term, we were instructed by the Company to recompute the Original Loan Term (the “Recomputed Original Loan Term”) as the Original Term to Maturity plus (i) the product of (a) the year of the Original First Payment Date minus the year of the Origination Date, multiplied by (b) 12, plus (ii) the month of the Original First Payment Date minus the month of the Origination Date. We compared the Recomputed Original Loan Term to the corresponding information appearing in the “originalLoanTerm” field in the XML Data File.

For purposes of comparing Payment-to-Income Percentage, we were instructed by the Company to recompute the Payment-to-Income Percentage (the “Recomputed Payment-to-Income Percentage”) by dividing the Monthly Payment Amount by the sum of the obligor’s monthly income amount, the co-obligor’s monthly income amount and the additional income amount, as applicable, stated in the Credit Application, and rounding the result to the 4th decimal place. We compared the Recomputed Payment-to-Income Percentage to the corresponding information appearing in the “paymentToIncomePercentage” field in the XML Data File.

We performed no procedures to determine whether the XML Data File complies with the laws and regulations of the United States Securities and Exchange Commission (SEC) or to verify if the formatting of the XML Data File will meet the filing requirements of the SEC through the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The information regarding the XML Selected Receivables was found to be in agreement with the respective information contained in the Initial Data File and/or the Receivable Files. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, perform an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Initial Data File, the Obligor Name File, and the XML Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on information included in the Initial Data File, the Obligor Name File, and the XML Data File or information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Initial Data File, the Obligor Name File, the XML Data File, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

January 12, 2017